Going concern	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Going concern	Going concern
These consolidated financial statements have been prepared on a going concern basis, which assumes that the Group will be able to discharge its liabilities in the ordinary course of business.
The assets of the Group exceed its liabilities by $6,351 million as at December 31, 2024 and the Group has incurred a net loss after tax of $158 million for the year ended December 31, 2024.
As at December 31, 2024, the Group has current deposits with banks and financial institutions, debt investments and cash and cash equivalents of $5,382 million available. Based on these factors and in consideration of the Group’s business plans, budgets and forecasts, management has a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future.